AMENDMENT TO SECURITY AGREEMENT
                         -------------------------------

           WHEREAS, Eagle & Phenix Hydro Company, Inc., a Delaware corporation, (the "Borrower") and Fieldcrest Cannon, Inc., a Delaware corporation entered into a Security Agreement (the "Secured Party") dated June 18, 1991 (the "Security Agreement"); and

           WHEREAS, the parties have agreed to amendments to that certain Promissory Note in the principal amount of $1,000,000 dated June 18, 1991, from Borrower to Secured Party (the "Note"), which is the same Note referenced in the Security Agreement, and in connection therewith have agreed to certain other changes;

           NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           The following is added as an additional provision of the Security
Agreement:

                               "Secured Party acknowledges that the Collateral
                     includes the FERC License as a hydroelectric generating facility for FERC project number 2655-001 (the "License"), and agrees that if it exercises its rights to the Collateral in the event of a Default, it shall apply to have the License transferred to Secured Party or its assignee, and shall assert all reasonable efforts in connection therewith, and Borrower agrees to execute and deliver, or cause to be executed and delivered, such documents as the Secured Party shall reasonably request in connection therewith.

           Except as hereby amended, the terms of the Security Agreement remain the same, and the parties ratify and reaffirm all of their obligations thereunder.

Dated: June __, 1999

WITNESS:                                   EAGLE & PHENIX HYDRO COMPANY, INC.


                                           By: /s/ James W. Fulmer
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                                              James W. Fulmer, Vice President

                                           FIELDCREST CANNON, INC.


                                           By:
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                                              Its